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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2005

                                ----------------

                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

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       Cayman Islands                   001-16855                98-0362785
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


               P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
                Hamilton HM12
                   Bermuda                                     N/A
   (Address of Principal Executive Offices)                 (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

     The entry into an employment agreement with Mr. Dean Miller is described below under Item 5.02.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Scottish Re Group Limited (the "Company") announced on August 4, 2005 that it has named Dean Miller, 42, its Executive Vice President and Chief Financial Officer, effective as of August 10, 2005. Mr. Miller's employment agreement (the "Employment Agreement") is for a three-year term from July 18, 2005 and is automatically renewable for successive one-year terms, subject to earlier termination with at least 90 days prior written notice to the other party. Pursuant to the Employment Agreement, Mr. Miller was paid a $135,000 signing bonus on execution of such agreement, and will receive a minimum annual base salary of $450,000 and a minimum incentive bonus of $200,000 for the years 2005 and 2006. In addition, Mr. Miller has been granted options to purchase 50,000 ordinary shares of the Company, 16,250 restricted share units and 48,750 performance share units of the Company, subject to the terms and conditions of the Company's 2004 Equity Incentive Compensation Plan and the achievement of certain targets. A copy of the Employment Agreement is attached hereto as
Exhibit 10.1, and incorporated by reference herein.

     Prior to joining the Company, since 2003, Mr. Miller served as Chief Executive Officer of Swiss Re's Admin Re(SM) business in the United Kingdom and as Chief Executive Officer of Swiss Re Services Limited. From 2001 until 2003, Mr. Miller was Chief Financial Officer of Swiss Re's Life and Health Business Group and served on its Life Executive Board. Mr. Miller joined Swiss Re, in 2000, as Senior Vice President - Finance, North American Life and Health. Prior to working with Swiss Re, Mr. Miller was a partner with Ernst & Young in its New York office. Additional information regarding Mr. Miller's business experience is set forth in the press release which is filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1 Employment Agreement, dated as of July 18, 2005, between Scottish Re Group Limited and Dean Miller.

99.1 Press Release issued by Scottish Re Group Limited on August 4, 2005.


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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   SCOTTISH RE GROUP LIMITED


                                   By:  /s/ Paul Goldean
                                        ----------------------------------------
                                        Paul Goldean
                                        Executive Vice President and General
                                        Counsel



Dated: August 4, 2005


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                                INDEX TO EXHIBITS

Number         Description

10.1 Employment Agreement, dated as of July 18, 2005, between Scottish Re Group Limited and Dean Miller.

99.1           Press Release issued by Scottish Re Group Limited on August 4,
               2005.


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